Lease Guaranty


          To:   First Fidelity Bank, N.A., not in its individual capacity, but solely as Trustee ("Lessor")
               5 Research Drive
               Shelton, Connecticut  06484

          Re:   The Continental Insurance Company ("Continental")
               180 Maiden Lane
               New York, New York  10038

               The Buckeye Union Insurance Company ("Buckeye")
               180 Maiden Lane
               New York, New York  10038

               Firemen's   Insurance   Company   of   Newark,   New  Jersey
               ("Firemen's")
               180 Maiden Lane
               New York, New York  10038

               Continental,   Buckeye  and   Firemen's   are  referred   to
               collectively herein as the "Lessees."


                Description of Leases: Schedule of Leased Equipment No. 1, dated December 29, 1994, under Master Agreement of Lease dated December 29, 1994 between Lessor and Continental

                Schedule of Leased Equipment No. 1, dated December 29, 1994, under Master Agreement of Lease dated December 29, 1994 between Lessor and Buckeye

                Schedule of Leased Equipment No. 1, dated December 29, 1994, under Master Agreement of Lease dated December 29, 1994 between Lessor and Firemen's

          We request you as Lessor to enter into the Leases described above, with the above-named Lessees, and to induce you to do so and in consideration thereof and of benefits to accrue to us therefrom, we, as a primary obligor, unconditionally guarantee to you that the Lessees will fully and promptly pay, when due, every rental installment and all other sums payable under such Leases, including, without limitation, any amounts payable during any renewal term of the Leases and any amount payable as a result of Lessees' elections to exercise any end-of-term option or in the event the Leases are terminated for any reason prior to the expiration of the Maximum Lease Term (as that term is defined in the Leases), and we will perform all Lessees' present and future obligations to you under such Leases, irrespective of any invalidity or unenforceability of the Leases on any such obligation or the insufficiency, invalidity or unenforceability of any security therefor; and we agree, without your first having to proceed against the Lessees or to liquidate the Leases or the property subject to the Leases (the "Equipment"), to pay on demand the entire unpaid balance of the rentals and any other amounts due under said Leases and to become due you from the Lessees thereunder and including all losses, costs, reasonable attorneys' fees or expenses which may be suffered by you by reason of Lessees' default or default of the undersigned; and we agree to be bound by and on demand to pay any deficiency established by a sale of the Leases and/or the Equipment, with or without notice to us. This Guaranty is an unconditional guarantee of payment and performance. We shall not be released or discharged, either in whole or in part, by your failure or delay to perfect or continue the perfection of any security interest in any property which secures the obligations of Lessees or of us to you, or to protect the property covered by such security interest.

          This Guaranty shall continue until payment and performance of Lessees' obligations to you under the Leases have been paid or performed in full. No earlier termination of this Guaranty shall be effective except by notice sent to you by certified mail or by commercial courier, in either case, return receipt requested, naming

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          a  termination date  effective not  less than  90 days  after the receipt of such notice by you. No such termination shall affect our liability hereunder for any transaction effected prior to the effective date of such termination.


          We waive: notice of acceptance hereof; presentment, demand, protest and notice of nonpayment or protest as to any note or obligation signed, accepted, endorsed or assigned to you by Lessees; all exemptions and any other demands and notices required by law; all setoffs and counterclaims; and any duty on your part (should such duty exist) to disclose to us any matter, fact or thing related to the business operations or condition (financial or otherwise) of the Lessees or its affiliates or property, whether now or hereafter known by you. We also agree that we may not exercise or pursue any and all rights of subrogation, reimbursement, indemnity, exoneration, contribution or any other claim which we may now or hereafter have against the Lessees or any other person directly or contingently liable for the obligations guaranteed hereunder, or against or with respect to the Lessees' property (including, without limitation, the Equipment), arising from the existence or performance of this Guaranty for a period of one year from the date such rights accrue, and that any and all such rights shall be subordinate to your claims against Lessees, until in each case you have been paid in full.

          You  may  at   any  time  without  affecting   or  impairing  our
          obligations hereunder, do any of the following:

          1.   With prior notice to us and our written consent:

             (a) renew, extend, (including extensions beyond the original term of such Lease), modify, release or discharge any obligations of Lessee or of any other party at any time directly or contingently liable for the payment of Lessee's obligations under the Lease;

             (b)  accept  new   or  additional   documents,  instruments  or
                  agreements relating to or in substitution of Lessee's obligations under the Lease;

          2.   With at least ten (10) days prior written notice to us:

             (a) after an Event of Default has occurred under the Lease, consent to the transfer or return of the Equipment;

             (b) after an Event of Default has occurred under the Lease, bid and purchase at any sale of the Lease or the Equipment and apply any proceeds or security, and direct the order and manner of sale;

          3.   Without our consent and without notice to us:

             (a) accept partial payments of Lessee's obligations under the Lease;

             (b) take and hold additional security or guaranties for Lessee's obligations under the Lease;

             (c)  exchange, release or waive any security; or

             (d) after an Event of Default has occurred under the Lease, settle, release (by operation of law or otherwise), compound, compromise, collect or liquidate any of Lessee's obligations under the Lease or the leased property in any manner.


          If a claim is made upon you at any time for repayment or recovery of any amount(s) or other value received by you, from any source, in payment of or on account of any of the obligations of the Lessee guaranteed hereunder and you repay or otherwise become liable for all or any part of such claim by reason of:

          (a) any judgment, decree or order of any court or administrative body having competent jurisdiction; or

          (b)  any settlement or compromise of any such claim,

          55-SA-772 (12/94) Continental Lease Guaranty          Page 2 of 3

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          we  shall remain liable to you hereunder for the amount so repaid or for which you are otherwise liable to the same extent as if such amount(s) had never been received by you, notwithstanding any termination hereof or the cancellation of any note or other agreement evidencing any of the obligations of the Lessee.

          This Guaranty shall bind our successors and assigns, and shall inure to your successors and assigns, including, but not limited to, any party to whom you may assign such Lease, provided we receive written notice of any such assignment. All of your rights are cumulative and not alternative.


          By execution of this Guaranty we agree to waive all rights to trial by jury in any action, proceeding, or counterclaim on any matter whatsoever arising out of, in connection with, or related to this Guaranty.


          Executed December 29, 1994.



          Corporate
          Guarantor

          THE CONTINENTAL CORPORATION
          New York, New York
                                             CORPORATE SEAL
          By                    Title
             ------------------       ---
                                             ------------------------------
                                             Attest
                                             Secretary

          -------------------------------
          Witness

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          Home Address


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